Prospectus Supplement dated May 27, 2011
This supplement supersedes and replaces the supplement dated April 15, 2011.
The purpose of this supplement is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Prime Income Trust
This supplement replaces the previous prospectus supplement for the Fund dated April 15, 2011, which inadvertently reported the Fund as having achieved quorum and having obtained sufficient votes to reorganize into the Invesco Van Kampen Senior Loan Fund. The Fund has not received sufficient votes to achieve quorum and will not reorganize into Invesco Van Kampen Senior Loan Fund at this time. Invesco intends to recommend to the boards of trustees of the Fund and the Invesco Van Kampen Senior Loan Fund re-soliciting Fund shareholders to approve the reorganization.
The Fund has limited public sales of its shares to new investors, effective as of the open of business on May 9, 2011. All shareholders who have invested in the Fund prior to May 9, 2011, and remain invested in the Fund, may continue to make additional investments. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.